UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	October 27, 2011
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, Illinois 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

In accordance with General Instruction B.2 to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The information regarding the results of operations and financial condition of A. M. Castle & Co. (the “Company”) for the third quarter ended September 30, 2011, responsive to this Item 2.02, and contained in Exhibit 99.1 filed herewith, is incorporated to this Item 2.02 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Election of Director

On October 27, 2011, the Board of Directors of the Company increased the number of directors constituting the whole Board from 10 to 11 and, upon recommendation of its Governance Committee, appointed Reuben Simpson Donnelley to the Company’s Board of Directors to fill the newly created directorship.  Mr. Donnelley was also appointed a member of the Human Resources Committee of the Board.

As a director of the Company, Mr. Donnelley will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on March 25, 2011.  This compensation generally consists of an annual cash retainer of $60,000 and an annual grant of restricted stock in the amount equal to $70,000, based on the closing price per share of the Company’s common stock on the date such grant is made, which is the date of the annual meeting of stockholders.

In addition, the Company has entered into an indemnification agreement with Mr. Donnelley in the form in which the Company has entered into with each of its directors to supplement the indemnification coverage provided by the Company’s By-Laws and the Maryland General Corporation Law.  (See Form of Indemnification Agreement between the Company and its executive officers and directors filed as Exhibit 10.16 to the Company’s Current Report on Form 8-K (Commission file number 1-5415) filed on July 29, 2009).

(e)  Compensatory Arrangement of Certain Officers

The Company previously announced that Blain A. Tiffany will be succeeding Stephen V. Hooks as President of the Company’s Castle Metals commercial unit, following a transition period.  On October 27, 2011, the Company entered into an Executive Retention and Severance Agreement with Mr. Hooks, setting forth his and the Company’s respective rights, benefits and obligations in anticipation of his separation of employment and retirement from the Company on March 31, 2012 (the “Retention and Severance Agreement”).  The Retention and Severance Agreement supersedes Mr. Hooks’ prior Severance Agreement and Change in Control Agreement with the Company.

The Retention and Severance Agreement, in pertinent part, provides for  (i) a cash payment to Mr. Hooks of $904,513 on December 31, 2011, subject to his continued employment through such date, (ii) full vesting of Mr. Hooks’ outstanding time-based restricted stock unit awards under the Company’ s 2011-2013 Long Term Compensation Plan (“LTCP”) on March 31, 2012, subject to his continued employment through such date, (iii) full vesting of Mr. Hooks’ outstanding time-based restricted stock unit awards under the Company’ s 2010-2012 LTCP on December 31, 2011, subject to his continued employment through such date, (iv) full vesting of Mr. Hooks’ outstanding stock option awards under the Company’s 2010-2012 LTCP on November 1, 2011, subject to his continued employment through such date, (v) Mr. Hooks to continue participation in the Company’s 2010-2012 LTCP and 2011-2013 LTCP with respect to his outstanding performance based share units (“PSUs”), with payout, if any, subject to achievement by the Company of the applicable performance measures for such periods, (vi) continued use of a Company car for 24 months following Mr. Hooks’ separation of employment, and (vii) extension of Mr. Hooks’ health insurance for up to forty-two (42) months following his separation of employment.  The Agreement also contains certain non-competition, non-disclosure and non-solicitation obligations, and payments are contingent upon a release by Mr. Hooks of any and all claims against the Company.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Retention and Severance Agreement, which is filed herewith as Exhibit 10.31 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
10.31	Stephen V. Hooks Executive Retention and Severance Agreement, dated October 27, 2011.
99.1	A. M. Castle & Co. Press Release, dated November 1, 2011

Cautionary Statement on Risks Associated with Forward Looking Statements
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including those risk factors identified in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.   All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.  Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. M. CASTLE & CO.

November 1, 2011	By:	/s/ Robert J. Perna
Robert J. Perna
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page Number
10.31	Stephen V. Hooks Executive Retention and Severance Agreement, dated October 27, 2011.	EX-1
99.1	A. M. Castle & Co. Press Release, dated November 1, 2011	EX-16